Security Income Fund
One Security Benefit Place
Topeka, Kansas 66636-0001

Supplement Dated October 27, 2008
to Prospectus Dated October 20, 2008

The following information supplements the information in the Prospectus regarding Security Diversified Income Fund ("Diversified Income") and Security Capital Preservation Fund ("Capital Preservation") (together, the "Funds"):

I.    Changes to Diversified Income - Transition

Summary of changes: At a meeting held on October 10, 2008, shareholders of Diversified Income approved an amendment to the investment advisory agreement between the Fund and Security Investors, LLC (the "Investment Manager"), which will become effective on November 24, 2008. This change is accompanied by certain changes to Diversified Income's investment objective, principal investment strategies, portfolio management team and benchmark index, which also will become effective on November 24, 2008. The discussions related to Diversified Income in the Prospectus dated October 20, 2008 reflect these changes.

Investors should note that until November 24, 2008, Diversified Income will continue to be managed in accordance with its previous investment objective and principal investment strategies, which are described below, subject to the transition phase also discussed below, and it will retain its previous benchmark index until November 24, 2008.

Security Diversified Income Fund (Until November 24, 2008 only)

FUND FACTS
Objective:	High level of interest income with security of principal.
Benchmark:	Lehman Brothers Aggregate Bond Index

INVESTMENT OBJECTIVE

The Diversified Income Fund seeks to provide a high level of interest income with security of principal.

PRINCIPAL INVESTMENT STRATEGIES

The Fund pursues its objective, under normal market conditions, by investing primarily in a diversified portfolio of investment grade debt securities. The Fund expects to maintain a dollar-weighted average duration of 3 to 10 years. The debt securities in which the Fund invests will primarily be domestic securities, but may also include dollar-denominated foreign securities. To manage risk, Security Investors, LLC (the "Investment Manager") diversifies the Fund's holdings among asset classes and individual securities. Some of the asset classes in which the Fund invests may include investment grade corporate debt securities, high yield debt securities (also known as "junk bonds"), investment grade mortgage-backed securities, investment grade asset-backed securities, and U.S. government securities.

Debt securities, which are also called bonds or debt obligations, are like a loan. The issuer of the bond, which could be the U.S. government, a corporation, or a city or state, borrows money from investors and agrees to pay back the loan amount (the principal) on a certain date (the maturity date). Usually, the issuer also agrees to pay interest on certain dates during the period of the loan. Some bonds, such as zero coupon bonds, do not pay interest, but instead pay back more at maturity than the original loan. Most bonds pay a fixed rate of interest (or income) although some bonds' interest rates may adjust periodically based upon a market rate. Payment-in-kind bonds pay interest in the form of additional securities.

The Fund may also enter into derivative instruments such as futures contracts, options on futures contracts, options on securities, and credit derivative instruments. These instruments may be used to hedge the Fund's portfolio, enhance income, or as a substitute for purchasing or selling securities. The Fund may invest in restricted securities, as described under "Principal Risks."

The Investment Manager uses a "bottom-up" approach in selecting asset classes and securities. The Investment Manager emphasizes rigorous credit analysis and relative value in selecting securities. The Investment Manager's credit analysis includes looking at factors such as an issuer's management experience, cash flow, position in its market and capital structure, general economic factors and market conditions, as well as world market conditions.

To determine the relative value of a security, the Investment Manager compares the credit risk and yield of the security to the credit risk and yield of other securities of the same or another asset class. Higher quality securities tend to have lower yields than lower quality securities. Based upon current market conditions, the Investment Manager will consider the relative risks and rewards of various asset classes and securities in selecting securities for the Fund.

The Investment Manager may determine to sell a security (1) if it can purchase a security with a better relative value; (2) if a security's credit rating has been changed; (3) if the Investment Manager believes diversification of the Fund is compromised due to mergers or acquisitions; or (4) to meet redemption requests, among other reasons.

Under adverse market conditions, the Fund may invest some or all of its assets in cash, repurchase agreements, and money market instruments. While the Fund would do so only in an attempt to avoid losses, the Fund may be unable to pursue its investment objective at that time, and such a defensive investment strategy could reduce the benefit to the Fund of any upswing in the market.

Transition phase: To facilitate the transition from the previous investment program of Diversified Income to the new one, effective on or about October 20, 2008, the Investment Manager has appointed, Daniel W. Portanova to serve as co-portfolio manager with Steven M. Bowser and Christopher L. Phalen, who have been the co-portfolio managers of Diversified Income until now. Mr. Portanova is responsible for implementing Diversified Income's new investment program after November 24, 2008. Mr. Bowser has co-managed the Fund since 1995 and Mr. Phalen has co-managed the Fund since 2000 (more information about each of these portfolio managers can be found in the "Investment Manager: Portfolio Managers" section of the Prospectus). Effective November 24, 2008, when the new investment program becomes effective, the transition phase will not be completed, so Mr. Bowser and Mr. Phalen will continue to serve as co-portfolio managers with Mr. Portanova for a period of time. During the transition phase, Diversified Income may not be invested completely in accordance with either its previous or its new principal investment strategies. Investors should also note that the transition to Diversified Income's new principal investment strategies could result in increased costs and the realization of taxable gains or losses for Diversified Income (which, to the extent of actual gains or losses, would ultimately be borne by shareholders). The Investment Manager will attempt to minimize these costs, but there is no guarantee that these efforts will be successful. The duration of the transition will ultimately depend on market conditions. When this transition is completed, Mr. Portanova will be the sole portfolio manager for Diversified Income.

II.    Reorganization of Capital Preservation into Diversified Income

On August 15, 2008, the Board of Directors (the "Board") approved the reorganization of Capital Preservation into Diversified Income, as indicated in the chart below:

Acquired Fund	Acquiring Fund
Capital Preservation	Diversified Income

The Board approved the Reorganization because it believes the Reorganization is in the best interests of the Funds and their shareholders and will not dilute the interests of the Funds' shareholders. The Reorganization will be submitted to a vote of the shareholders of Capital Preservation at a meeting to be held on or about January 23, 2009. In advance of the meeting, a combined proxy statement/prospectus describing Diversified Income and the proposed Reorganization will be mailed to shareholders of record as of November 24, 2008.

If the Reorganization is approved by the shareholders of Capital Preservation and certain other conditions are satisfied, the assets and liabilities of Capital Preservation will be transferred to Diversified Income, and shareholders of Capital Preservation will become shareholders of Diversified Income. Capital Preservation shareholders will receive shares of Diversified Income, having an equivalent net asset value to their investments in Capital Preservation, in exchange for their shares of Capital Preservation. If the Reorganization is approved by shareholders of Capital Preservation, it is expected that the reorganization of the Fund would occur effective as of the close of business on or about February 20, 2009.

Please Retain This Supplement for Future Reference